CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event report:)


Wednesday     May 6, 2020


Access-Power & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069
IRS Employer Identification No: 59-3420985

PO BOX 598
Grand Haven MI, 49417
(Address of Principal Executive Officer)

Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Everyday things change here at ACCR, but NEVER my share structure.

ACCR Share Structure:
AS 300,000,000
OS 300,000,000
Patrick 186,984,379 all restricted shares

WE ARE LOOKING FOR A REVERSE MERGER TARGET
A private good clean Company that is looking to go public. This was done effectively in OTC history with the example of SPEA, and the reverse merger in 2004 ((16 years ago)) of the Elvis Presley Estate. Later on, the American Idol TV show was also inserted into a public shell called SPEA. I love this example of a classic 1-for- 10 reverse merger textbook style capital access. The public SPEA shell
went from $.10 to over $6 in the first day back in 2004.   Our
stock symbol is so strong, ACCR.

Later on, SPEA would change names and symbols, and move on to the NASDAQ listing and a stock price of over $30 all in a 4 month period of time from 2004/2005.

I want the same for ACCR.  I have a plan to go uplist to the NYSE.

ACCR CASH ON HAND Wednesday 5/6/2020:  $6,168.34
Additionally, the Company is very excited to announce:
We are pleased to have received the following email from FINRA announcing the update of our recent name change request:

"5/5/2020 3:32 PM EST
To  Patrick Jensen,
amy@standardregistrar.com
Copy  OTC Corporate Actions

The name change for Access-Power, Inc. (ACCR) has been
updated in our system. Because there was no new cusip, the change has been made in our systems and the change will not appear on our
Daily List.   The symbol remains ACCR.
FINRA
(866) 776-0800 (option 1)|Fx. (202) 689-3533"

ACCR continues on its journey to comback to life, but there are many obstacles and roadblocks, and as I have previously stated, no one really cares if we succeed or fail, except me.
Long and strong forever....until my death.  Dreams do come
true, and I believe in our Company share struture. We survived the criminal Spiral Convertible Death Debenture through 2008.

https://www.youtube.com/watch?v=Y3ywicffOj4

Thank you,

All the best,

Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
Wednesday    May 6, 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.